SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 10, 2012

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis Street, Suite 1400, Houston, Texas (Address of principal executive offices)	77002 (Zip code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                  Entry into a Material Definitive Agreement.

As previously disclosed, on November 7, 2011, Dynegy Holdings, LLC (“DH”) and four of its wholly-owned subsidiaries, Dynegy Northeast Generation, Inc., Hudson Power, L.L.C., Dynegy Danskammer, L.L.C. (“Dynegy Danskammer”) and Dynegy Roseton, L.L.C. (“Dynegy Roseton”) (DH’s wholly-owned subsidiaries, collectively, the “DNE Debtors”), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York, Poughkeepsie Division (the “Bankruptcy Court”). On July 6, 2012, Dynegy Inc. (“Dynegy”), DH’s direct parent, filed a voluntary petition for relief under the Bankruptcy Code in the Bankruptcy Court, thereby commencing a case. On August 16, 2012, the DNE Debtors filed a motion (the “Sale Motion”) seeking to sell the Dynegy Roseton and Dynegy Danskammer power generation facilities (the “Facilities”). The Sale Motion contemplated the sale of the Facilities through an auction process. On September 10, 2012, the Bankruptcy Court entered an order confirming the Joint Chapter 11 Plan of Reorganization for DH and Dynegy (the “Joint Plan”). On September 27, 2012, the Bankruptcy court entered an order approving bid procedures for the sale of one or both of the Facilities, notice procedures for the sale, auction and hearing and notice procedures for the assumption and assignment of executory contracts.

As also previously disclosed, on September 30, 2012, pursuant to the terms of the Joint Plan, DH merged with and into Dynegy, with Dynegy continuing as the surviving entity. On October 1, 2012, Dynegy consummated the reorganization under Chapter 11 pursuant to the Joint Plan and Dynegy exited bankruptcy.  The DNE Debtors did not emerge from bankruptcy and remain under Chapter 11 protection. In November 2012, the DNE Debtors commenced an auction for the Facilities. Notice of the winning bids was provided on December 10, 2012, and the DNE Debtors filed a supplemental Sale Motion describing the terms of the winning bids and noticed a sale hearing for December 21, 2012.

On December 10, 2012, Dynegy Danskammer entered into an asset purchase agreement (the “Danskammer APA”) with ICS NY Holdings, LLC (“ICS”) pursuant to which Dynegy Danskammer will sell to ICS the Dynegy Danskammer power generation facility and associated real property (the “Danskammer Transaction”). At closing, Dynegy Danskammer expects to receive $3.5 million in cash, which will be distributed pursuant to the applicable provisions in the DNE Debtors Joint Plan of Liquidation, and ICS will assume from Dynegy Danskammer the Assumed Liabilities (as defined in the Danskammer APA). The Danskammer APA contains customary representations and warranties on the part of Dynegy Danskammer and ICS. The consummation of the Danskammer Transaction is subject to Bankruptcy Court approval, expected to be received on or about December 21, 2012, and following such approval, required regulatory approvals as well as other closing conditions set forth in the Danskammer APA. The foregoing description of the Danskammer Transaction may not contain all of the information that is important to you and is qualified in its entirety by reference to the full text of the Danskammer APA, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

Also on December 10, 2012, Dynegy Roseton entered into a binding letter agreement and term sheet attached as Exhibit A thereto (collectively, the “Roseton LOI”) with Louis Dreyfus Highbridge Energy LLC (“LDHE”) pursuant to which Dynegy Roseton and LDHE will negotiate in good faith to prepare and enter into definitive documentation for the acquisition by LDHE of the Dynegy Roseton power generation facility and associated real property consistent with the terms set forth in the Roseton LOI (the “Roseton Transaction”). At closing, Dynegy Roseton expects to receive $19.5 million in cash (subject to certain purchase price adjustments), which will be distributed pursuant to the applicable provisions in the DNE Debtors Joint Plan of Liquidation, and LDHE will assume from Dynegy Roseton, and/or affiliates of Dynegy Roseton, the assumed liabilities set forth in the Roseton LOI. The definitive documentation for the Roseton Transaction will contain customary representations and warranties on the part of Dynegy Roseton and LDHE. The consummation of the Roseton Transaction is subject to Bankruptcy Court approval, expected to be received on or about December 21, 2012, and following such approval, required regulatory approvals, as well as other closing conditions set forth in the Roseton LOI to be included in the definitive documentation for the Roseton Transaction. The foregoing description of the Roseton Transaction may not contain all of the information that is important to you and is qualified in its entirety by reference to the full text of the Roseton LOI, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 7.01                                  Regulation FD Disclosure.

Further, on December 10, 2012, Dynegy issued a press release announcing the Danskammer and Roseton Transactions, which is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference. This current report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in this Item 7.01 and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01           Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document
**2.1	Asset Purchase Agreement dated as of December 10, 2012, among Dynegy Danskammer, L.L.C. and ICS NY Holdings, LLC
10.1	Letter Agreement dated December 10, 2012, among Louis Dreyfus Highbridge Energy LLC and Dynegy Roseton, L.L.C.
99.1	Press Release, dated December 10, 2012

**Pursuant to Item 6.01(b)(2) of Regulation S-K exhibits and schedules are omitted. Dynegy agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.

Date: December 10, 2012	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Document
**2.1	Asset Purchase Agreement dated as of December 10, 2012, among Dynegy Danskammer, L.L.C. and ICS NY Holdings, LLC
10.1	Letter Agreement dated December 10, 2012, among Louis Dreyfus Highbridge Energy LLC and Dynegy Roseton, L.L.C.
99.1	Press Release, dated December 10, 2012

**Pursuant to Item 6.01(b)(2) of Regulation S-K exhibits and schedules are omitted. Dynegy agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.